Exhibit 33.10

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission.  The Company has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Platform:  Publicly-issued (i.e., transaction-level reporting initially required under the Securities Exchange Act of 1934, as amended) and certain privately-issued (i.e., for which transaction-level reporting is required pursuant to contractual obligation) residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities, for which the Company provides master servicing, trustee, securities administration or paying agent services, excluding any such securities issued by any agency or instrumentality of the U.S. government (other than the Federal Deposit Insurance Company) or any government sponsored entity, and further excluding the transactions issued prior to 2006 for which Wells Fargo outsources all material servicing activities (as defined by Regulation AB) (the “Platform”).  Appendix A identifies the individual transactions defined by the Company as constituting the Platform.

Applicable Servicing Criteria:  All servicing criteria set forth in Item 1122(d), to the extent required in the related transaction agreements, or required by the Item 1122(d) servicing criteria in regards to the activities performed by the Company, except for the following criteria:  1122(d)(4)(ii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii) and 1122(d)(4)(xiii), which Management has determined are not applicable to the activities the Company performs with respect to the Platform (“the Applicable Servicing Criteria”).

Period:  As of and for the twelve months ended December 31, 2012 (the “Period”).

Third parties classified as vendors:  With respect to servicing criterion 1122(d)(4)(i), the Company has engaged a vendor to handle certain Uniform Commercial Code filing functions required by the servicing criterion.  The Company has determined that this vendor is not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company elects to take responsibility for assessing compliance with the portion of the servicing criterion applicable to this vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations (“Interpretation 17.06”).  The Company has policies and procedures in place to provide reasonable assurance that the vendor’s activities comply in all material respects with the servicing criterion applicable to the vendor.  The Company is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendor and related criterion.

With respect to the Platform and the Period, the Company provides the following assessment of compliance with respect to the Applicable Servicing Criteria:

1.  The Company is responsible for assessing its compliance with the Applicable Servicing Criteria.

2.  The Company has assessed compliance with the Applicable Servicing Criteria, including the servicing criterion for which compliance is determined based on Interpretation 17.06 as described above.  In performing this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3.  Based on such assessment, the Company has complied, in all material respects with the Applicable Servicing Criteria, except as described in Schedule A hereto.

4.  Schedule B hereto includes Management's discussion of the exceptions noted in Schedule A, including remediation efforts taken by the Company.

As discussed in Appendix B, the Company has amended its Assessment of Compliance with the Applicable Servicing Criteria dated February 28, 2013 to include certain previously omitted transactions in its Platform.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report on the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/s/ Brian Bartlett
Brian Bartlett

Title:	Executive Vice President
Dated:	December 20, 2013

Exhibit 33.10

Schedule A

Material Instances of Noncompliance by the Company

Management’s assessment of compliance with the Applicable Servicing Criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB as of December 31, 2012 and for the Period, disclosed that material instances of noncompliance occurred with respect to the servicing criteria set forth in both of Items 1122(d)(3)(i)(B) and 1122(d)(3)(ii), as follows:
•	With respect to servicing criterion 1122(d)(3)(i)(B), certain reports to investors did not provide information calculated in accordance with the terms specified in the transaction agreements.

•
With respect to servicing criterion 1122(d)(3)(ii), certain amounts due to investors were not allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

Schedule B

Management’s Discussion on Material Instances of Noncompliance by the Company

Disclosure:  During the Period, Wells Fargo identified Payment Errors (as defined below) and Reporting Errors (as defined below) on certain residential mortgage-backed securities (“RMBS”) transactions in the Platform.  Although no individually identified error, in and of itself, was found to be material to the Platform, when the errors were considered in the aggregate, Management determined that, for Platform purposes, there were material instances of noncompliance with respect to both Items 1122(d)(3)(i)(B) and 1122(d)(3)(ii) of Regulation AB.

For purposes of this Schedule B, the term “Payment Errors” means the identified payment errors that occurred during the Period and that, when considered in the aggregate, led to Management’s determination that there was a material instance of noncompliance for the Platform with respect to Item 1122(d)(3)(i)(B) of Regulation AB.  For purposes of this Schedule B, the term “Reporting Errors” means the identified reporting errors that occurred during the Period and that, when considered in the aggregate, led to Management’s determination that there was a material instance of noncompliance for the Platform with respect to Item 1122(d)(3)(ii) of Regulation AB.

The identified Payment Errors and Reporting Errors on such RMBS transactions were attributable to certain failures in processes relating to waterfall calculations and reporting that, although adapted over time, still insufficiently addressed the impact of the unprecedented levels of collateral degradation in RMBS transactions on the calculation of principal and interest payments and losses and associated investor reporting.

Scope of the Material Instances of Noncompliance:  The identified Payment Errors and Reporting Errors that led to Management’s determination that material instances of noncompliance with respect to the Platform had occurred were limited to certain RMBS transactions in the Platform.  There were no identified Payment Errors or Reporting Errors for non-RMBS transactions in the Platform which contributed to Management’s determination that there were material instances of noncompliance for the Platform.  In some instances, the identified Payment Errors which contributed to Management’s determination that there were material instances of noncompliance for the Platform were also considered material to the transactions on which they occurred.  None of the identified Reporting Errors which contributed to Management’s determination that there were material instances of noncompliance for the Platform were considered material for a particular transaction.  For all transactions in the Platform (including RMBS transactions with identified Payment Errors and Reporting Errors), Management delivered an Item 1123 certification to the extent it was required to do so pursuant to the requirements of the applicable transaction documents and Regulation AB.  Where there was an identified Payment Error that was considered material for an individual transaction, the Item 1123 certification included a description of the nature and scope of such error.

Remediation:  Appropriate actions have been taken or are in the process of being taken to remediate the identified Payment Errors and Reporting Errors that led to Management’s determination that material instances of noncompliance with respect to the Platform had occurred.  Further, adjustments have been or will be made to the waterfall calculations and other operational processes and quality control measures applied to the RMBS transactions in the Platform to minimize the risk of future payment and reporting errors.

Further Disclosure1:  Earlier this year, the Staff of the Securities Exchange Commission issued a comment letter to an issuer of certain residential mortgage-backed securities with questions regarding its 2012 Form 10-K filings.  Three of the questions posed on such comment letter pertained to Wells Fargo’s Schedule B discussion of the material instances of noncompliance on its platform set forth above.  The comment letter questions and Wells Fargo’s response to such questions  are set forth verbatim below beginning with the second succeeding paragraph (the “Comment Letter Questions and Wells Fargo Responses”).

The statistics about Identified Payment Errors and Identified Reporting Errors (as such terms are defined in the responses below) set forth in Wells Fargo’s responses below were based on information known as of February 28, 2013, the date of the original

1 This section of Schedule B was not in the original Assessment of Compliance with Applicable Servicing Criteria dated February 28, 2013.

Exhibit 33.10

Assessment of Compliance with Applicable Servicing Criteria.  As of the date of this amended assessment of compliance with applicable servicing criteria, Management is aware of an additional 18 Identified Payment Errors and an additional 29 Identified Reporting Errors.  The additional errors were found both on platform transactions that are denoted as omitted transactions on Appendix A hereto and on non-omitted platform transactions.  The discussion in the below responses about the Identified Payment Errors and Identified Reporting Errors, including statements about remediation, is applicable to these additional Identified Payment Errors and Identified Reporting Errors.

Comment Letter Questions and Wells Fargo Responses2:

5. The report of Wells Fargo Bank, N.A. (“Wells Fargo”) on its assessment of compliance with applicable servicing criteria states that “certain failures in processes relating to waterfall calculations and reporting that, although adapted over time, still insufficiently addressed the impact of the unprecedented levels of collateral degradation in RMBS transactions on the calculation of principal and interest payments and losses associated investor reporting.” Your description is unclear. With a view towards disclosure please explain:

•	the specific failures in processes relating to waterfall calculations and reporting;

•	what you mean by “unprecedented levels of collateral degradation” and why that would have any effect on the calculation of the waterfall; and

•	what you mean by “adapted over time.”

Response:  For purposes of Wells Fargo’s response to questions 5, 6 and 7 of the Staff’s Comment Letter, reference is made to the following defined terms.

➢
“2012 Assessment” means, with respect to its Platform, the assessment of compliance with applicable Item 1122(d) servicing criteria prepared by management of Wells Fargo relating to the 2012 Reporting Period.

➢
“2012 Attestation” means the compliance attestation report of KPMG LLP, the independent registered public accounting firm engaged by Wells Fargo to issue such compliance attestation report in connection with the 2012 Assessment, for the 2012 Reporting Period.

➢	“2012 Item 1122 Compliance Reports” means the 2012 Assessment and 2012 Attestation.

➢	“2012 Reporting Period” means as of and for the year ending December 31, 2012.

➢
“Identified Payment Errors” means, with respect to the 2012 Reporting Period, the payment errors identified in the normal course of business and through specific procedures performed in connection with the preparation of the 2012 Item 1122 Compliance Reports that led to the determination that there was a material instance of noncompliance for Wells Fargo’s Platform.

➢
“Identified Reporting Errors” means, with respect to the 2012 Reporting Period, the reporting errors identified in the normal course of business and through specific procedures performed in connection with the preparation of the 2012 Item 1122 Compliance Reports that led to the determination that there was a material instance of noncompliance for Wells Fargo’s Platform.

➢
“Model” means the Model Input, the Model Program and the processes related to the Model Input and the Model Program that function together for the purpose of calculating payments in accordance with the requirements of relevant transaction documents.

➢	“Model Errors” refers to Model Input Errors and Model Program Errors.

➢
“Model Input” means data that is transmitted electronically or manually to a Model such as data from a servicer, data from financial services information providers, cash adjustments (such as reimbursable expenses) and information from programs that perform interim calculations.

➢
“Model Input Errors” means inaccurate or incomplete Model Input information, inaccuracies in receiving or processing Model Input information or inaccuracies in manual non-automated processing that lead to payment errors.

2 This section of Schedule B was not in the original Assessment of Compliance with Applicable Servicing Criteria dated February 28, 2013.

Exhibit 33.10

➢	“Model Program” means Model programming logic designed to calculate payments in accordance with transaction document requirements.

➢
“Model Program Errors” means inaccurate or incomplete programming or logic in the Model that does not produce calculations in accordance with the transaction documents and therefore causes payment errors and/or reporting errors.

➢
“Platform” means the trustee/master servicer/securities administrator/paying agent platform designed by Wells Fargo that corresponds to the 2012 Assessment consisting of approximately 2000 RMBS transactions in addition to other commercial mortgage-backed security and asset-backed security transactions.

➢	“RMBS” means residential mortgage-backed securities.

➢	“Wells Fargo” means the Corporate Trust Services division of Wells Fargo Bank, N.A.

•	the specific failures in processes relating to waterfall calculations and reporting;

Response:  Wells Fargo develops a unique Model for each transaction in its Platform.  On the whole, there are millions of calculations performed by the Models each payment period for the thousands of transactions in the Platform.

Wells Fargo’s waterfall payment calculation and reporting functions can be categorized into three processes:

➢	Model Inputs,
➢	Model Programs, and
➢	transmission of each Model’s output to the processes and systems that generate investor reports.

In the 2012 Reporting Period, there were 84 Identified Payment Errors on RMBS transactions3.

➢
40 of the 84 Identified Payment Errors resulted from Model Input Errors.  For example4, in certain transactions, defaulted fixed rate loans became subject to unanticipated rate modifications when the loans were modified in accordance with industry loan modification initiatives.  Because the transaction documents did not contemplate the rate modifications, the Model Input process had to be manually adapted to incorporate the rate changes.  Model Input Errors occurred when the manual adjustments were made.

➢
44 of the 84 Identified Payment Errors resulted from Model Program Errors.  For example, in many RMBS transactions, at the point credit support is depleted (i.e. the principal balance of the subordinate bonds is reduced to zero), payment allocations to the remaining senior bonds shift from a sequential payment priority to a pro rata payment priority.  In many cases, the transaction documents require such shift to occur “on and after” the month in which credit support is depleted and in other transactions the shift occurs “after” the month in which credit support is depleted.  Model Program Errors occurred when some Model Programs shifted payment allocations from sequential to pro rata in the wrong month inconsistent with the applicable transaction documents.  In addition, with respect to transaction documents which direct the payment priority shift “on and after” credit support depletion, Model Program Errors occurred because proper effect was not given to the word “on”.  There is an order of operations in every waterfall that directs payments to bonds first and allocations of losses to bonds second.  Because credit support depletion most often occurs from the allocation of losses to subordinate bonds, this order of operation (i.e. payments first; losses second) would have to be reversed to make a payment priority shift on the credit support depletion date.  Model Program Errors occurred when the order of operations was not reversed in this manner.

3 While there were also some Identified Payment Errors on CMBS and ABS transactions in the Platform, Schedule B to the 2012 Assessment says “[T]he identified Payment Errors and Reporting Errors that led to Management’s determination that material instances of noncompliance with respect to the Platform had occurred was limited to certain RMBS transactions in the Platform.  There were no identified Payment Errors or Reporting Errors for non-RMBS transactions in the Platform which contributed to Management’s determination that there were material instances of noncompliance for the Platform”.  Accordingly, the statistics provided in this response relating to Identified Payment Errors and Identified Reporting Errors are limited to RMBS transactions in the Platform.

4 Because it would be impractical to provide a detailed explanation of each of the 84 Identified Payment Errors, Wells Fargo has endeavored in its responses to questions 5, 6 and 7 to provide meaningful examples of the Identified Payment Errors and Identified Reporting Errors.  The examples are illustrative but not representative of every individual error or error type.

Exhibit 33.10

For the 2012 Reporting Period, there were 148 Identified Reporting Errors on RMBS transactions5.

➢	84 of the 148 Identified Reporting Errors resulted from the 84 Identified Payment Errors. Inaccurate payments led to inaccurate reporting.

➢	64 of the 148 Identified Reporting Errors were unrelated to the Identified Payment Errors.

o
36 of the 64 Identified Reporting Errors resulted from inaccurate/incomplete bond reporting.  Some examples of these 36 Identified Reporting Errors include inaccurate reporting variables related to investor payments, incorrect tranche balance reporting and incorrect trigger reporting.

o
28 of the 64 Identified Reporting Errors resulted from inaccurate/incomplete mortgage loan reporting.  Some examples of these 28 Identified Reporting Errors include incorrect information on the collateral statement portion of the investor report, inaccurate delinquency reporting and inaccurate loan level performance reporting.

•	what you mean by “unprecedented levels of collateral degradation” and why that would have any effect on the calculation of the waterfall; and

Response: “Unprecedented levels of collateral degradation” refers to the significant decrease in mortgage loan performance experienced by RMBS transactions generally over the past several years.  The significant decrease in loan performance is evidenced by the fact that over 50 percent of the RMBS transactions in Wells Fargo’s Platform have reached credit support depletion.  This is a significant event because waterfall payment priorities for the senior bonds typically change at that point.

One reason why high levels of RMBS mortgage loan performance degradation affect waterfall calculations is because such degradation contributes to Model Input Errors.  One example of such Model Input Errors relates to the extensive level of mortgage loan delinquencies and the resulting extensive levels of servicer advancing.  High levels of advancing lead to both high advance recoveries by servicers in single distribution periods and increased servicer stop advance decisions.6  These phenomena require manual processing which can result in Model Input Errors.

The high level of RMBS mortgage loan performance degradation has also contributed to Model Program Errors.  The extensive collateral losses in RMBS transactions have triggered waterfall scenarios that were considered unlikely to occur at the inception of the transactions (if they were considered at all) and were not as clearly detailed as other provisions in the transaction agreements that direct waterfall calculations and distributions.  At Model creation, those waterfall scenarios were not forecasted to reach the levels of underperformance that RMBS mortgage loans have experienced.   Because of such lack of forecasting and the absence of benchmark data7 for such scenarios from the underwriters/sponsors of the transactions or other sources, Wells Fargo was unable to test and validate such waterfall scenarios.  As a result, Model Program Errors occurred.

•	what you mean by “adapted over time.”

Response:  “Adapted over time” refers to the fact that Model Programs and Model Inputs and the processes related to Model Programs and Model Inputs are, over the life of a transaction, constantly being adjusted in an effort to ensure accurate payments.  Continual adjustments are required because the transactions and securities to which the Models relate are very complex and the technology and processes related to Model Programs and Model Inputs are equally complex.  The level of adjustment needed for Model Programs, Model Inputs, and related processes increased as mortgage loan performance degradation increased.

6. We note reference to “Payment Errors” and “Reporting Errors.” With a view towards disclosure, please explain whether these are the same type of Payment Errors and Reporting Errors that were described in Wells Fargo’s assessment of compliance for 2011 that you further described in a response to us on December 31, 2012. In that response letter, Wells Fargo confirmed the correction and resolution of modeling errors and that indicated that adjustments to payments were made in 2012. If these are not the same type of errors as those that occurred in 2011, please state so. In either case, with a view towards disclosure, please explain:

5 See footnote 1.

6 A stop advance decision is made by a servicer when, with respect to any advance made in the past or any proposed future advance, it determines that such advances will not be recoverable from collections on the loan or from liquidation proceeds.

7 There were principally two types of benchmark data used:  decrement tables and underwriter/sponsor cash flow projections.  The decrement tables in offering documents generally only projected out at pricing speeds with zero loss assumptions.  Reconciling Models with those decrement tables based on those assumptions would not have exposed the stresses on the Model Programs resulting from the significant mortgage loan performance degradation in recent years. In addition, cash flow projections received from the underwriters/sponsors at the time of deal issuance were projected at minimal losses which were not severe enough to expose the stresses on the Model Programs resulting from the significant collateral degradation in recent years.

Exhibit 33.10

General Response:  The Identified Payment Errors and the Identified Reporting Errors were generally similar in type to the payment and reporting errors that led to the determination that there was a material instance of noncompliance for the 2011 assessment of compliance.  However, the transactions on which the errors occurred and the exact circumstances and details giving rise to the Identified Payment Errors and Identified Reporting Errors in 2012 were different than 2011.  The correction of the 2011 identified payment errors and reporting errors was specific to the Models for the affected transactions and such corrections do not preclude the possibility that a similar type of error would occur on a different transaction with a different Model in 2012.

Examples of Model Program Errors that occurred similarly in both years involve (i) post-credit support depletion loss allocation methodology and payment priority rules (e.g., pro rata versus sequential), and (ii) the calculation of group-directed cash flows, interest calculation elements (rate, accrual day logic, etc.), and pre-credit support depletion loss allocation.

Examples of Model Input Errors that occurred similarly in both years involve (i) improper coding of cash adjustments and using incorrect prior month data, (ii) loan modification inputs related to capitalization of delinquent amounts and the recovery of advances related thereto and modified interest rates in certain transaction structures, and (iii) cash adjustments related to servicer advance reimbursements that caused errors in certain calculations (e.g., the net weighted average coupon rate calculations).

Comparing the Identified Reporting Errors to the identified reporting errors in 2011, a substantial number in each year were caused by the payment errors (i.e., reporting an incorrect payment). There were other reporting errors in both years that related to missing and incorrect bond information and missing and incorrect mortgage loan information.

•	whether the payment errors resulted in overpayments or underpayments to investors;

Response:  In most cases, the Identified Payment Errors were a combination of overpayments to one or more classes of investors or transaction parties and corresponding underpayments to one or more other classes of investors or other transaction parties.  Therefore, most of the Identified Payment Errors consisted of overpayments and underpayments that netted to zero because all the cash that was received from a transaction party in a payment cycle was distributed to investors or other transaction parties on the related payment date8.

•	the types of reporting errors that occurred and how they related to the payment errors;

Response:  84 of the 148 Identified Reporting Errors were caused by the Identified Payment Errors in that the incorrect payment led to incorrect reporting.  Since the Identified Payment Errors were calculated incorrectly, the payments were reported incorrectly.  The remaining 64 of the 148 Identified Reporting Errors were not caused by the Identified Payment Errors.  Those 64 Identified Reporting Errors consisted of missing or inaccurate information related to various bond reporting and mortgage loan reporting elements.

•	whether investors whose payments were impacted were notified of the errors and, if so, how they were notified;

Response:  Investors received notice of the Identified Payment Errors by means of the posting to Wells Fargo’s website of corrected payment date statements.  Investors received notice of Investor Reporting Errors by either a revised statement in connection with a restatement9 of the affected distributions or by correcting the reporting error on the next payment date statement.

•	whether any underpayments were paid or will be paid to investors and, if so, when the payments were made or will be made; and

8 While most Identified Payment Errors netted to zero, a small number of the Identified Payment Errors did not net to zero.  Identified Payment Errors that did not net to zero occurred when, inadvertently, either (i) less than 100 percent the cash that was received from a transaction party (such as a servicer) in a payment cycle was distributed to investors or other transaction parties on the related payment date leaving cash in the transaction’s distribution account or (ii) an amount greater than 100 percent of the cash that was received from a transaction party (such as a servicer) in a payment cycle was distributed to investors or other transaction parties on the related payment date causing an overdraft of the transaction’s distribution account.  The scenario described in clause (i) explains the majority of circumstances where overpayments and underpayments did not net to zero.

9 As used in this response, the term “restatement” and the phrase “restating affected distribution periods” means the correction of an overpayment or underpayment experienced by a class of book-entry securities by (i) submitting a revised payment date statement for each affected distribution period to the Depository Trust Company (“DTC”) by which the DTC adjusts the accounts of the overpaid and underpaid classes, and (ii) the posting of such revised payment date statement to Wells Fargo’s website.  In accordance with its current policy, the DTC revises up to twelve months of affected distributions.  On a limited number of occasions when the affected distribution periods extended beyond such twelve month time frame, Wells Fargo included adjustments for the additional distribution periods in the restatement of the twelve distribution periods and notified investors of this fact on the revised payment date statements.  The process is similar for physical securities except that Wells Fargo interacts directly with affected holders as opposed to interacting with the DTC.

Exhibit 33.10

Response:  With one exception10, Identified Payment Errors that resulted in underpayments to investors were rectified by means of restating affected distribution periods.  The restatements occurred between February 1, 2012 and March 1, 2013.

•	whether any future payments were adjusted to account for overpayments.

Response:    With one exception described in footnote 8, Identified Payment Errors that resulted in overpayments to investors were rectified by restating the affected distribution periods.  Except with respect to one Identified Payment Error on one transaction unrelated to the transactions to which the Comment Letter relates, no future payments were adjusted in connection with overpayment errors.  In that one case, distributions to one class of certificates were adjusted over three distribution dates and such adjustment was disclosed on the respective distribution date statements.

7. While we note that Wells Fargo further states that “[a]ppropriate actions have been taken or are in the process of being taken to remediate” the identified errors and “adjustments have been or will be made to the waterfall calculations and other operational processes and quality control measures applied to the RMBS transactions in the Platform to minimize the risk of future payment and reporting errors.” This disclosure, however, does not provide any indication as to the nature and scope of the failures, or the impact of the identified material instances of noncompliance. We believe a more granular discussion is necessary to understand how these steps have addressed the identified material instances of noncompliance. With a view towards disclosure, please explain:

•	the specific actions that have been taken or are in the process of being taken to remediate the identified payment errors and reporting errors;

Response:   Except as discussed in footnote 8, Wells Fargo has remediated all of the 84 Identified Payment Errors through restatements of the affected distribution periods. The restatements occurred between February 1, 2012 and March 1, 2013.  Wells Fargo has remediated all 148 Identified Reporting Errors by either issuing a revised statement in connection with a restatement of the affected payments or by ensuring that the reporting element in question was correctly reported on the next payment date statement.

•	the specific adjustments that have been or will be made to the waterfall calculations and other operational processes and quality control measures applied to the RMBS transactions in the platform; and

Response:   Wells Fargo has determined to address not only the specific errors that led to the determination of material instances of non-compliance on the RMBS component of its Platform, but also to take proactive measures to identify other problems with its Models that could cause payment or reporting errors. Accordingly, Wells Fargo has undertaken an expansive project to identify, rectify and prevent problems with its Models and the individual transactions that exhibited these problems.  Wells Fargo is in the early stages of this project.  Due to the size of the RMBS component of its Platform, this is a long term, intensive project involving significant internal and external resources.  In conjunction with other steps taken, Wells Fargo believes that this initiative will result in ongoing improvements to its payment and reporting processes.

•	any other steps that Wells Fargo has undertaken or will undertake to ensure that similar errors do not occur in the future.

Response:    Throughout 2012 and 2013, Wells Fargo has adopted numerous other initiatives in an effort to add rigor to its operational processes and quality control measures.  The initiatives relate to both preventing Model Errors and identifying and correcting Model Errors.  Examples of measures to prevent Model Errors include, among other things, enhancements to its (i) new Model creation procedures, (ii) procedures for pre-closing review of waterfall language in transaction documents, and (iii) procedures for pre-payment date testing of transaction level payment calculations and reporting elements.  Examples of measures to identify and correct Model Errors include, among other things, (a) enhanced procedures relating to Model revisions, (b) the creation of a team charged with conducting a careful analysis of every Model Error to determine if any additional controls are necessary to prevent the errors from re-occurring, and (c) the creation of a team to proactively perform Model Program corrections to prevent future Model Errors.  Wells Fargo has hired over two dozen additional staff and reorganized various teams to more effectively manage the above-mentioned operational processes and quality control measures.

Material Instance of Noncompliance by any Vendor
NONE
Material Deficiencies in Company’s Policies and Procedures to Monitor Vendor’s Compliance
NONE

10 There is one underpayment of $4992.92 (and a corresponding overpayment of the same amount) from March 2012 which has not been remedied.  The underpayment did not occur on any transaction to which the Commission’s Comment Letter directly relates.  Wells Fargo is in the process of determining an appropriate course of action with regard to this underpayment.

Exhibit 33.10

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Platform Transactions	Previously Omitted Transaction?
30016C
31547
31938
358072
36682
37175
37837
42122
42123
AAMES 2004-1
AAMES 2005-1
AAMES 2005-2
AAMES 2005-4	Y
AAMES 2006-1	Y
ABFC 2002-OPT1
ABFC 2002-WF1
ABFC 2002-WF2
ABFC 2003-OPT1
ABFC 2003-WF1
ABFC 2004-HE1
ABFC 2004-OPT1
ABFC 2004-OPT2
ABFC 2004-OPT3
ABFC 2004-OPT4
ABFC 2004-OPT5
ABFC 2005-HE1
ABFC 2005-HE2
ABFC 2005-OPT1
ABFC 2005-WF1
ABFC 2005-WMC1
ABFC 2006-HE1
ABFC 2006-OPT1
ABFC 2006-OPT2
ABFC 2006-OPT3
ABFC 2007-WMC1
ABSC AMQ 2007-HE2
ABSC 2001-HE3
ABSC 2002-HE2
ABSC 2003-HE1
ABSC 2003-HE3
ABSC 2003-HE6
ABSC 2004-HE2
ABSC 2004-HE3
ABSC 2004-HE6
ABSC 2004-HE8
ABSC 2005-HE3
ABSC 2005-HE8
ABSC MO 2006-HE6
ABSC NC 2005-HE4
ABSC OOMC 2005-HE6
ABSC WMC 2005-HE5
ACE 2001-HE1
ACE 2002-HE1
ACE 2002-HE2
ACE 2002-HE3
ACE 2003-FM1
ACE 2003-HE1
ACE 2003-HS1
ACE 2003-NC1
ACE 2003-OP1
ACE 2003-TC1
ACE 2004-FM1
ACE 2004-FM2
ACE 2004-HE1
ACE 2004-HE2
ACE 2004-HE3
ACE 2004-HE4
ACE 2004-HS1
ACE 2004-IN1
ACE 2004-OP1
ACE 2004-RM1
ACE 2004-RM2
ACE 2004-SD1
ACE 2005-AG1
ACE 2005-ASAP1
ACE 2005-HE1
ACE 2005-HE2
ACE 2005-HE3
ACE 2005-HE4
ACE 2005-HE5
ACE 2005-HE6
ACE 2005-HE7
ACE 2005-RM1
ACE 2005-RM2
ACE 2005-SD1
ACE 2005-SD2
ACE 2005-SD3
ACE 2005-SL1
ACE 2005-SN1
ACE 2005-WF1
ACE 2006-ASAP1
ACE 2006-ASAP2
ACE 2006-ASAP3
ACE 2006-ASAP4
ACE 2006-ASAP5
ACE 2006-ASAP6

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
ACE 2006-ASL1
ACE 2006-CW1
ACE 2006-FM1
ACE 2006-FM2
ACE 2006-HE1
ACE 2006-HE2
ACE 2006-HE3
ACE 2006-HE4
ACE 2006-NC1
ACE 2006-NC2
ACE 2006-NC3
ACE 2006-OP1
ACE 2006-OP2
ACE 2006-SD1
ACE 2006-SD2
ACE 2006-SD3
ACE 2006-SL1
ACE 2006-SL2
ACE 2006-SL3
ACE 2006-SL4
ACE 2007 ASAP2
ACE 2007-ASAP1
ACE 2007-ASL1
ACE 2007-HE1
ACE 2007-HE2
ACE 2007-HE3
ACE 2007-HE4
ACE 2007-HE5
ACE 2007-SL1
ACE 2007-SL2
ACE 2007-WM1
ACE 2007-WM2
ACE TERWIN 2003-6HE
AEGIS 2003-1
AEGIS 2003-2
AEGIS 2003-3
AEGIS 2004-1
AEGIS 2004-2
AEGIS 2004-3
AEGIS 2004-4
AEGIS 2004-5
AEGIS 2004-6
AEGIS 2005-1
AEGIS 2005-2
AEGIS 2005-3
AEGIS 2005-4
AEGIS 2005-5
AEGIS 2006-1
AELMC95A1SUB
AELMC95A2SUB
AELMC98B
AHL 2002-1
AHMA 2005-1
AHMA 2005-2
AHMA 2006-1
AHMA 2006-2
AHMA 2006-3	Y
AHMA 2006-4	Y
AHMA 2006-5
AHMA 2006-6
AHMA 2007-1
AHMA 2007-2
AHMA 2007-3
AHMA 2007-4
AHMA 2007-5
AHMIT 2004-1
AHMIT 2004-2
AHMIT 2005-1	Y
AHMIT 2005-2	Y
AHMIT 2005-3	Y
AHMIT 2005-4	Y
AHMIT 2006-1	Y
AHMIT 2006-2
AHMIT 2006-3
AHMIT 2007-1
AHMIT 2007-2
ALLIANCE 2007-OA1
ALLY104
AMCAR081
AMCAR082
AMCAR091
AMCAR101
AMCAR102
AMCAR103
AMCAR104
AMCAR10A
AMCAR10B
AMCAR111
AMCAR112
AMCAR113
AMCAR114
AMCAR115
AMCAR121
AMCAR122
AMCAR123
AMCAR124
AMOT104
AMOT111
AMOT113
AMOT114

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
AMOT115
AMOT121
AMOT122
AMOT123
AMOT124
AMOT125
AMRESCO 1998-2
AMRESCO 1998-3
AMRESCO 1999-1
APART091
ARC 2001-BC1	Y
ARC 2001-BC5
ARC 2001-BC6
ARC 2002 - BC1	Y
ARC 2002-BC10
ARC 2002-BC2
ARC 2002-BC3
ARC 2002-BC4
ARC 2002-BC5
ARC 2002-BC6
ARC 2002-BC7
ARC 2002-BC8
ARC 2002-BC9
ARC 2004-1
ARE 1998-1	Y
ARMT 2006-2A
ARMT 2004-1
ARMT 2004-2
ARMT 2004-3
ARMT 2004-4
ARMT 2004-5
ARMT 2005-1
ARMT 2005-10
ARMT 2005-11
ARMT 2005-12
ARMT 2005-2
ARMT 2005-3
ARMT 2005-4
ARMT 2005-5
ARMT 2005-6A
ARMT 2005-7
ARMT 2005-8
ARMT 2005-9
ARMT 2006-1
ARMT 2006-2
ARMT 2006-3
ARMT 2007-1
ARMT 2007-2
ARMT 2007-3
ASLA20121
BAC 2007-2
BAC 2000-1
BAC 2000-2A
BAC 2001-1
BAC 2001-3
BAC 2002-PB2
BAC 2003-2
BAC 2004-1
BAC 2004-3
BAC 2004-5
BAC 2005-1
BAC 2005-4
BAC 2006-3
BAC 2006-4
BAC 2006-6
BAC 2007-3
BAC 2007-4
BAC 2007-5
BACM 2008-1
BACM 2008-LS1
BAF 2000-1
BAFC 2003-1
BAFC 2003-2
BAFC 2003-3
BAFC 2004-1
BAFC 2004-2
BAFC 2004-3
BAFC 2004-4
BAFC 2004-5
BAFC 2004-A
BAFC 2004-B
BAFC 2004-C
BAFC 2004-D
BAFC 2005-1
BAFC 2005-2
BAFC 2005-3
BAFC 2005-4
BAFC 2005-5
BAFC 2005-6
BAFC 2005-7
BAFC 2005-8
BAFC 2005-A
BAFC 2005-B
BAFC 2005-C
BAFC 2005-D
BAFC 2005-E
BAFC 2005-F
BAFC 2005-G
BAFC 2005-H
BAFC 2006-1

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
BAFC 2006-2
BAFC 2006-3
BAFC 2006-4
BAFC 2006-5
BAFC 2006-6
BAFC 2006-7
BAFC 2006-8T2
BAFC 2006-A
BAFC 2006-B
BAFC 2006-C
BAFC 2006-D
BAFC 2006-E
BAFC 2006-F
BAFC 2006-G
BAFC 2006-H
BAFC 2006-I
BAFC 2006-J
BAFC 2007-1
BAFC 2007-2
BAFC 2007-3
BAFC 2007-4
BAFC 2007-5
BAFC 2007-7
BAFC 2007-8
BAFC 2007-A
BAFC 2007-B
BAFC 2007-C
BAFC 2007-D
BAFC 2007-E
BAFC 2008-R3
BAFC 2009-R1
BAFC 2009-R3
BAFC SALT 2005-1F
BALL 2005-MIB1
BANC OF AMER 2006-1
BANCCAP 2006-1
BANKONESER1
BANKUNITED 2005-1
BAYVIEW 04-A	Y
BAYVIEW 04-C	Y
BAYVIEW 04-D	Y
BAYVIEW 05-B	Y
BAYVIEW 05-C	Y
BAYVIEW 05-D	Y
BAYVIEW 06-A	Y
BAYVIEW 06-B	Y
BAYVIEW 06-C	Y
BAYVIEW 06-D	Y
BAYVIEW 07-A	Y
BAYVIEW 07-B	Y
BCAP 2006-AA1
BCAP 2006-AA2
BCAP 2006-RR1
BCAP 2007-AA5
BCAP 2008-IND1
BCAP 2008-IND2
BEAR 2000-WF2
BEAR 2001-TOP2
BEAR 2001-TOP4
BEAR 2002-PBW1
BEAR 2002-TOP6
BEAR 2002-TOP8
BEAR 2003-PWR2
BEAR 2003-TOP10
BEAR 2003-TOP12
BEAR 2004-PWR3
BEAR 2004-PWR4
BEAR 2004-PWR5
BEAR 2004-PWR6
BEAR 2004-TOP14
BEAR 2004-TOP16
BEAR 2005-AFR1
BEAR 2005-PWR10
BEAR 2005-PWR7
BEAR 2005-PWR8
BEAR 2005-PWR9
BEAR 2005-TOP18
BEAR 2005-TOP20
BEAR 2006-PWR11
BEAR 2006-PWR12
BEAR 2006-PWR13
BEAR 2006-PWR14
BEAR 2006-TOP22
BEAR 2006-TOP24
BEAR 2007-PWR15
BEAR 2007-PWR16
BEAR 2007-PWR17
BEAR 2007-PWR18
BEAR 2007-TOP26
BEAR 2007-TOP28
BNC 2006-2
BNC 2007-1
BNC 2007-2
BNC 2007-4
BOAALT 2006-2
BOAALT 2006-3
BOAALT 2006-4
BOAALT 2006-5
BOAALT 2006-6
BOAALT 2006-7

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
BOAALT 2006-8
BOAALT 2006-9
BOAALT 2007-1
BOAALT 2007-2
BOALT 2003-1
BOALT 2003-10
BOALT 2003-11
BOALT 2003-2
BOALT 2003-3
BOALT 2003-4
BOALT 2003-5
BOALT 2003-6
BOALT 2003-7
BOALT 2003-8
BOALT 2003-9
BOALT 2004-1
BOALT 2004-10
BOALT 2004-11
BOALT 2004-12
BOALT 2004-2
BOALT 2004-3
BOALT 2004-4
BOALT 2004-5
BOALT 2004-6
BOALT 2004-7
BOALT 2004-8
BOALT 2004-9
BOALT 2005-1
BOALT 2005-10
BOALT 2005-11
BOALT 2005-12
BOALT 2005-2
BOALT 2005-3
BOALT 2005-4
BOALT 2005-5
BOALT 2005-6
BOALT 2005-7
BOALT 2005-8
BOALT 2005-9
BOALT 2006-1
BOAMS 2002-L
BOAMS 2003-10
BOAMS 2003-3
BOAMS 2003-4
BOAMS 2003-5
BOAMS 2003-6
BOAMS 2003-7
BOAMS 2003-8
BOAMS 2003-9
BOAMS 2003-A
BOAMS 2003-B
BOAMS 2003-C
BOAMS 2003-D
BOAMS 2003-E
BOAMS 2003-F
BOAMS 2003-G
BOAMS 2003-H
BOAMS 2003-I
BOAMS 2003-J
BOAMS 2003-K
BOAMS 2003-L
BOAMS 2004-1
BOAMS 2004-10
BOAMS 2004-11
BOAMS 2004-2
BOAMS 2004-3
BOAMS 2004-4
BOAMS 2004-5
BOAMS 2004-6
BOAMS 2004-7
BOAMS 2004-8
BOAMS 2004-9
BOAMS 2004-A
BOAMS 2004-B
BOAMS 2004-C
BOAMS 2004-D
BOAMS 2004-E
BOAMS 2004-F
BOAMS 2004-G
BOAMS 2004-H
BOAMS 2004-I
BOAMS 2004-J
BOAMS 2004-K
BOAMS 2004-L
BOAMS 2005-1
BOAMS 2005-10
BOAMS 2005-11
BOAMS 2005-12
BOAMS 2005-2
BOAMS 2005-3
BOAMS 2005-4
BOAMS 2005-5
BOAMS 2005-6
BOAMS 2005-7
BOAMS 2005-8
BOAMS 2005-9
BOAMS 2005-A
BOAMS 2005-B
BOAMS 2005-C
BOAMS 2005-D

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
BOAMS 2005-E
BOAMS 2005-F
BOAMS 2005-G
BOAMS 2005-H
BOAMS 2005-I
BOAMS 2005-J
BOAMS 2005-K
BOAMS 2005-L
BOAMS 2006-1
BOAMS 2006-2
BOAMS 2006-3
BOAMS 2006-A
BOAMS 2006-B
BOAMS 2007-1
BOAMS 2007-2
BOAMS 2007-3
BOAMS 2007-4
BSAAT 2007-01
BSABS 2003-1	Y
BSABS 2000-2
BSABS 2002-1	Y
BSABS 2002-2	Y
BSABS 2002-AC1	Y
BSABS 2003-2	Y
BSABS 2003-3	Y
BSABS 2003-AC3	Y
BSABS 2003-AC4	Y
BSABS 2003-AC5	Y
BSABS 2003-AC6	Y
BSABS 2003-AC7	Y
BSABS 2003-SD1	Y
BSABS 2003-SD2	Y
BSABS 2003-SD3	Y
BSABS 2004-AC1	Y
BSABS 2004-AC2	Y
BSABS 2004-AC3	Y
BSABS 2004-AC4	Y
BSABS 2004-AC5	Y
BSABS 2004-AC6	Y
BSABS 2004-AC7	Y
BSABS 2004-B01
BSABS 2004-SD1	Y
BSABS 2004-SD2	Y
BSABS 2004-SD3	Y
BSABS 2004-SD4	Y
BSABS 2005-1
BSABS 2005-AC1	Y
BSABS 2005-AC2
BSABS 2005-AC3
BSABS 2005-AC4
BSABS 2005-AC5
BSABS 2005-AC6
BSABS 2005-AC7
BSABS 2005-AC8
BSABS 2005-AC9
BSABS 2005-SD1	Y
BSABS 2005-SD2
BSABS 2005-SD3
BSABS 2005-SD4
BSABS 2006-2
BSABS 2006-3
BSABS 2006-4
BSABS 2006-AC1
BSABS 2006-AC2
BSABS 2006-AC3
BSABS 2006-AC4
BSABS 2006-AC5
BSABS 2006-IM1
BSABS 2006-SD1
BSABS 2006-SD2
BSABS 2006-SD3
BSABS 2006-SD4
BSABS 2006-ST1
BSABS 2007-1
BSABS 2007-2
BSABS 2007-AC1
BSABS 2007-AC2
BSABS 2007-AC3
BSABS 2007-AC4
BSABS 2007-AC5
BSABS 2007-AC6
BSABS 2007-SD1
BSABS 2007-SD2
BSABS 2007-SD3
BSALTA 2003-3	Y
BSALTA 2003-5	Y
BSALTA 2003-6	Y
BSALTA 2004-1	Y
BSALTA 2004-10	Y
BSALTA 2004-11	Y
BSALTA 2004-12	Y
BSALTA 2004-13	Y
BSALTA 2004-2	Y
BSALTA 2004-3	Y
BSALTA 2004-4	Y
BSALTA 2004-5	Y
BSALTA 2004-6	Y
BSALTA 2004-7
BSALTA 2004-8	Y
BSALTA 2004-9	Y

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
BSALTA 2005-1	Y
BSALTA 2005-10
BSALTA 2005-2	Y
BSALTA 2005-3
BSALTA 2005-4
BSALTA 2005-5
BSALTA 2005-7
BSALTA 2005-8
BSALTA 2005-9
BSALTA 2006-1
BSALTA 2006-2
BSALTA 2006-3
BSALTA 2006-4
BSALTA 2006-5
BSALTA 2006-6
BSALTA 2006-7
BSALTA 2006-8
BSALTA 2006-R1
BSALTA 2007-1
BSALTA 2007-2
BSALTA 2007-3
BSART 2000-2
BSART 2001-04	Y
BSART 2002-1
BSART 2002-11	Y
BSART 2002-12	Y
BSART 2003-1	Y
BSART 2003-3	Y
BSART 2003-4	Y
BSART 2003-5	Y
BSART 2003-6	Y
BSART 2003-7	Y
BSART 2003-8	Y
BSART 2003-9	Y
BSART 2004-1	Y
BSART 2004-10	Y
BSART 2004-11	Y
BSART 2004-12	Y
BSART 2004-2	Y
BSART 2004-3	Y
BSART 2004-4	Y
BSART 2004-5	Y
BSART 2004-6	Y
BSART 2004-7	Y
BSART 2004-8	Y
BSART 2004-9	Y
BSART 2005-1	Y
BSART 2005-10
BSART 2005-11
BSART 2005-12
BSART 2005-2
BSART 2005-3
BSART 2005-4
BSART 2005-5
BSART 2005-6
BSART 2005-7	Y
BSART 2005-9
BSART 2006-1
BSART 2006-2
BSART 2006-3
BSART 2006-4
BSART 2007-1
BSART 2007-2
BSART 2007-3
BSART 2007-4
BSART 2007-5
BSC 1999-WF2
BSC 2000-WF1
BSMF 2006-AC1
BSMF 2006-AR1
BSMF 2006-AR2
BSMF 2006-AR3
BSMF 2006-AR4
BSMF 2006-AR5
BSMF 2007-AR1
BSMF 2007-AR2
BSMF 2007-AR3
BSMF 2007-AR4
BSMF 2007-AR5
BSSP 2007-R3
BSSP 2007-R6
BSSP 2007-R8
BSSP 2008-R1
CARRINGTON 2006-FRE1
CARRINGTON 2006-FRE2
CARRINGTON 2006-NC1
CARRINGTON 2006-NC2
CARRINGTON 2006-NC3
CARRINGTON 2006-NC4
CARRINGTON 2006-NC5
CARRINGTON 2006-OPT1
CARRINGTON 2006-RFC1
CARRINGTON 2007-FRE1
CARRINGTON 2007-HE1
CARRINGTON 2007-RFC1

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
CCMT 2004-C2
CCMT 2008-C7
CD 2006-CD2
CFAST10A
CHASE 1999-2
CHASE 2000-2
CHASE97ABOAT	Y
CHASE97ARV	Y
CMAC 2004-1	Y
CMAC 2004-2
CMLT 2003-UP3	Y
CMLTI 2003-1
CMLTI 2003-HE3
CMLTI 2004-1
CMLTI 2004-HYB2	Y
CMLTI 2004-HYB3
CMLTI 2004-OP1
CMLTI 2005-11
CMLTI 2005-OPT4
CMLTI 2006-FX1
CMLTI 2007-AMC2
CMLTI 2007-AMC4
CMLTI 2007-OPX1
CMLTI 2007-SHL1
COBALT 2006-C1
COBALT 2007-C2
COBALT 2007-C3
COM 1998-C02
COMM 2000-1	Y
COMM 2003-LNB1	Y
COMM 2004-LNB2	Y
COMM 2004-LNB3	Y
COMM 2004-LNB4	Y
COMM 2005-C6
COMM 2005-LP5	Y
COMM 2006 -C8
COMM 2006-C7
COMM 2007-C9
COMM 2012-FL2
COMM12-CCRE1
COMM12-CCRE2
COMM12-CCRE4
COMM12-CCRE5
COMM2011-FL1	Y
CON1999-3	Y
CS 1989-1	Y
CSAB 2006-1
CSAB 2006-2
CSAB 2006-3
CSAB 2006-4
CSAB 2007-1
CSF 1997-C02
CSF 1999-C01
CSF 2000-C01
CSFB 2003-29
CSFB 2001-CF2
CSFB 2001-CK1
CSFB 2001-CK3
CSFB 2001-CK6
CSFB 2001-CKN5
CSFB 2001-CP4
CSFB 2001-HE1
CSFB 2002-CKN2
CSFB 2002-CKP1
CSFB 2002-CKS4
CSFB 2002-CP5
CSFB 2003-19
CSFB 2003-21
CSFB 2003-23
CSFB 2003-25
CSFB 2003-27
CSFB 2003-AR30
CSFB 2003-C3
CSFB 2003-C5
CSFB 2003-CK2
CSFB 2003-CPN1
CSFB 2004-1
CSFB 2004-3
CSFB 2004-4
CSFB 2004-5
CSFB 2004-6
CSFB 2004-7
CSFB 2004-8
CSFB 2004-AR1
CSFB 2004-AR2
CSFB 2004-AR3
CSFB 2004-AR4
CSFB 2004-AR5
CSFB 2004-AR6
CSFB 2004-AR7
CSFB 2004-AR8
CSFB 2004-C1
CSFB 2004-C2
CSFB 2004-C3
CSFB 2004-C4
CSFB 2004-C5	Y
CSFB 2004-FRE1
CSFB 2005-1
CSFB 2005-10
CSFB 2005-11

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
CSFB 2005-12
CSFB 2005-2
CSFB 2005-3
CSFB 2005-4
CSFB 2005-5
CSFB 2005-6
CSFB 2005-7
CSFB 2005-8
CSFB 2005-9
CSFB 2005-C1
CSFB 2005-C2
CSFB 2005-C3
CSFB 2005-C4
CSFB 2005-C5
CSFB 2005-C6
CSFB 2006-C1
CSFB 2006-C2
CSFB 2006-C3
CSFB 2006-C4
CSFB 2006-C5
CSFB 2007-C1
CSFB 2007-C2
CSFB 2007-C3
CSFB 2007-C4
CSFB 2007-C5
CSFB 2008-C1
CSFB-2003-C4
CSMC 12-CIM1	Y
CSMC 12-CIM2	Y
CSMC 12-CIM3	Y
CSMC 2006-1
CSMC 2006-2
CSMC 2006-3
CSMC 2006-4
CSMC 2006-5
CSMC 2006-6
CSMC 2006-7
CSMC 2006-8
CSMC 2006-9
CSMC 2007-1
CSMC 2007-2
CSMC 2007-3
CSMC 2007-4
CSMC 2007-5
CSMC 2007-5R
CSMC 2007-6
CSMC 2007-7
CW REPERF 2002-R3
CWABS 2002-S1
CWABS 2002-S4
CWABS 2004-S1
CWHEQ 2005-F	Y
DBALT 2003-1
DBALT 2003-2XS
DBALT 2003-3
DBALT 2003-4XS
DBALT 2005-1
DBALT 2005-2
DBALT 2005-3
DBALT 2005-4
DBALT 2005-5
DBALT 2005-6
DBALT 2005-AR1
DBALT 2005-AR2
DBALT 2006-AB1
DBALT 2006-AB2
DBALT 2006-AB3
DBALT 2006-AB4
DBALT 2006-AF1
DBALT 2006-AR1
DBALT 2006-AR2
DBALT 2006-AR3
DBALT 2006-AR4
DBALT 2006-AR5
DBALT 2006-AR6
DBALT 2006-OA1
DBALT 2007-1
DBALT 2007-2
DBALT 2007-3
DBALT 2007-AB1
DBALT 2007-AR1
DBALT 2007-AR2
DBALT 2007-AR3
DBALT 2007-BAR1
DBALT 2007-OA1
DBALT 2007-OA2
DBALT 2007-OA3
DBALT 2007-OA4
DBALT 2007-OA5
DBALT 2007-RAMP1
DBUBS 11-LC3
DFC 1998-1
DFC 1999-2
DFC 1999-3
DFC 2000-4
DFC 2001-1
DFC 2001-2
DFH 1995-2
DFH 1997-2
DFH 1997-3

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
DFH 1999-1
DFH 2000-1
DFH 2000-2
DFH 2000-3
DLJ 1998-CF1
DLJ 1998-CF2
DLJ 1998-CG1
DLJ 1999-CG1
DLJ 1999-CG2
DLJ 1999-CG3
DLJ 2000-CF1
DLJ 2000-CKP1
DLSA 2005-AR1
DMSI 2003-1	Y
DMSI 2004-1
DMSI 2004-2
DMSI 2004-3
DMSI 2004-4
DMSI 2004-5
DSLA 2004-AR1
DSLA 2004-AR2
DSLA 2004-AR3
DSLA 2004-AR4
DSLA 2005-AR2
DSLA 2005-AR3
DSLA 2005-AR4
DSLA 2005-AR5
DSLA 2005-AR6
DSLA 2006-AR1
DSLA 2006-AR2
DSLA 2007-AR1
EDSOUTH11-1
EDSOUTHFL07T
EDUCAP041B
EHELT 1995-2
EHELT 1996-1
EHELT 1996-2
EHELT 1996-3
EHELT 1996-4
EHELT 1997-1
EHELT 1997-2
EMLT 1994-1
EMP1997-1
EMP1997-2
EMP1997-3
EMP1997-4
EMP1997-5
EMP1998-1
EMP1998-2	Y
EMP1998-3	Y
EMP1999-1	Y
ENCORE 2003-1
FAIT 1993-A	Y
FAM 1998-3
FAM 1998-4
FAM 1999-1
FAM 1999-2
FAM 1999-3
FAM1996-2
FAM1996-3
FAM1996-4
FAM1997-1
FAM1997-2
FAM1997-3
FAM1997-4
FAM1998-1A
FAM1998-1F
FB91-IS-1	Y
FB91-IS-2	Y
FB91-SA-3	Y
FBRSI 2005-1
FBRSI 2005-2
FBRSI 2005-3
FBRSI 2005-4
FBRSI 2005-5
FDIC 2010-R1
FDIC 2011-N1
FDIC 2011-R1
FDIC 2012-C1	Y
FELMC02A1
FELMC02B
FELMC98
FELMC98A
FF 2001-FF1
FF 2001-FF2
FF 2002-FF1
FF 2002-FF2
FF 2002-FF3
FF 2002-FFA
FF 2003-FF2
FF 2003-FF3
FF 2003-FF4
FF 2003-FF5
FF 2003-FFB
FF 2003-FFC
FF 2003-FFH1
FF 2003-FFH2
FF 2004-FF11
FF 2004-FF2
FF 2004-FF4

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
FF 2004-FF5
FF 2004-FF6
FF 2004-FF7
FF 2004-FF8
FF 2004-FFA
FF 2004-FFH1
FF 2004-FFH2
FF 2004-FFH3
FF 2006-FF1
FF 2006-FFH1
FFML 2004-FFC
FFML 2005-FF6
FFML 2005-FFH1
FFML 2006-FF11
FFML 2006-FF5
FFML 2006-FF7
FFML 2006-FF9
FFMLT 2006-FF15
FFMLT 2006-FF17
FFMLT 2006-FFA
FFMLT 2006-FFB
FIELDSTONE 2004-3
FIELDSTONE 2004-4
FIELDSTONE 2004-5
FIELDSTONE 2005-1
FIELDSTONE 2005-2
FIELDSTONE 2005-3
FIELDSTONE 2006-1
FIELDSTONE 2006-2
FIELDSTONE 2006-3
FIELDSTONE 2007-1
FIRST FRANKLIN 02-FF
FIRST FRANKLIN03-FF1
FIRST UNION 2000-C2
FIRST UNION 2001-C1
FIRST UNION 2001-C2
FIRST UNION 2001-C3
FIRST UNION 2001-C4
FIRST UNION 2002-C1
FLB 1998-C02
FNBK95-2	Y
FNLC 2005-3
FNLC 2005-4
FNT 1988-1	Y
FNT 1989-1	Y
FR 2000-2
FR 2001-FRB1	Y
FR 2002-FRB1
FR 2002-FRB2
FRB 2000-FR1
FREMONT 2003-A
FREMONT 2003-B
FREMONT 2004-3
FREMONT 2004-A
FREMONT 2004-B
FREMONT 2004-C
FREMONT 2004-D
FREMONT 2005-A
FREMONT 2005-B
FREMONT 2005-C
FREMONT 2005-D
FREMONT 2005-E
FREMONT 2006-2
FREMONT 2006-A
FREMONT 2006-B P1
FREMONT 2006-B P2	Y
FREMONT 2006-C
FREMONT 2006-D
FREMONT 2006-E
FUCM 2000-C1
FUCRA 1997-1	Y
FUN 1999-C01
FUN 1999-C02
FUN 1999-C04
GE 2001-02
GE 2002-1
GE 2005-C2
GE 2005-C4
GE CAP 2002-3
GE CAP 2003-C1
GE CAP 2004-C1
GE CAP 2004-C3
GE COMMERCIAL 2000-1
GECMC 2007-C1
GEH 1997-1	Y
GEH 1997-4	Y
GEH 1998-1	Y
GEH 1998-2	Y
GEH 1999-1	Y
GEH 1999-2	Y
GEH 1999-3	Y
GMAC 2001-C1
GMAC 2002-C1
GMAC 2002-C3 A
GMAC 2003-C2
GMAC 2004-C1
GMAC 2004-C3
GMAC 2006-C1
GMACM 00-HE4

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
GMACM 02-HE1	Y
GMACM 02-HE3
GMACM 02-HE4
GMACM 03-HE1
GMACM 03-HE2
GMACM 04-HE1
GMACM 04-HE2
GMACM 04-HE5
GMACM 05-AA1
GMACM 05-HE1
GMACM 05-HE2
GMACM 2000-HE2
GMACM 2006-AR1
GMACM 2006-J1
GMC 1999-C01
GMC 1999-C03
GMC 1999-CT1
GMC 2000-C02
GPMF 2006-OH1
GREENTREE961	Y
GREENTREE962	Y
GRNPT 2005-AR4
GRNPT 2005-AR5
GRNPT 2006-AR1
GRNPT 2006-AR2
GRNPT 2006-AR3
GRNPT MTA 2005-AR1
GRNPT MTA 2005-AR2
GRNPT MTA 2005-AR3
GS 2003-AHL
GS 2003-C1
GS 2003-HE2
GS 2004-8
GS 2004-C1
GS 2004-FM1
GS 2004-FM2
GS 2005-GG4
GS 2006-GG6
GS 2006-GG8
GS 2007-GG10
GSAA 2004-7
GSAA 2005-12
GSAA 2005-15
GSAA 2005-3
GSAA 2005-5
GSAA 2005-6
GSAA 2005-7
GSAA 2005-9
GSAA 2006-10
GSAA 2006-11
GSAA 2006-13
GSAA 2006-14
GSAA 2006-15
GSAA 2006-16
GSAA 2006-17
GSAA 2006-18
GSAA 2006-19
GSAA 2006-2
GSAA 2006-20
GSAA 2006-4
GSAA 2006-7
GSAA 2006-8
GSAA 2006-S1
GSAA 2007-01
GSAA 2007-10
GSAA 2007-2
GSAA 2007-3
GSAA 2007-4
GSAA 2007-5
GSAA 2007-6
GSAA 2007-7
GSAA 2007-8
GSAA 2007-9
GSAA 2007-S1
GSAMP 2005-AHL2
GSAMP 2005-HE6
GSAMP 2006-FM2
GSAMP 2006-FM3
GSAMP 2006-HE3
GSAMP 2006-HE4
GSAMP 2006-HE5
GSAMP 2006-HE7
GSAMP 2006-HE8
GSAMP 2006-NC2
GSAMP 2006-S4
GSAMP 2007-FM1
GSAMP 2007-FM2
GSAMP 2007-H1
GSAMP 2007-HE1
GSAMP 2007-HE2
GSAMP 2007-HSBC1
GSAMP 2007-NC1
GSMSC 12-GC6
GSMSC 12GCJ7
GSR 2004-12
GSR 2004-14
GSR 2005-9F
GSR 2005-9FR	Y
GSR 2005-AR1
GSR 2005-AR2

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
GSR 2005-AR3
GSR 2005-AR4
GSR 2005-AR5
GSR 2005-AR6
GSR 2005-AR7
GSR 2006-10F
GSR 2006-1F
GSR 2006-2F
GSR 2006-3F
GSR 2006-5F
GSR 2006-6F
GSR 2006-7F
GSR 2006-8F
GSR 2006-9F
GSR 2006-AR1
GSR 2006-AR2
GSR 2006-OA1
GSR 2007-1F
GSR 2007-2F
GSR 2007-3F
GSR 2007-4F
GSR 2007-5F
GSR 2007-AR1
GSR 2007-AR2
GSR 2007-OA1
GSR 2007-OA2
HALO 2007-2
HALO 2007-AR2
HARBORVIEW 2003-1
HARBORVIEW 2003-2
HARBORVIEW 2004-1
HARBORVIEW 2004-10
HARBORVIEW 2004-4
HARBORVIEW 2004-5
HARBORVIEW 2004-6
HARBORVIEW 2004-7
HARBORVIEW 2004-8
HARBORVIEW 2005-11
HARBORVIEW 2005-14
HARBORVIEW 2005-15
HARBORVIEW 2005-4
HARBORVIEW 2005-6
HARBORVIEW 2005-7
HARBORVIEW 2006-1
HARBORVIEW 2006-10
HARBORVIEW 2006-11
HARBORVIEW 2006-12
HARBORVIEW 2006-13
HARBORVIEW 2006-14
HARBORVIEW 2006-2
HARBORVIEW 2006-6
HARBORVIEW 2006-7
HARBORVIEW 2006-8
HARBORVIEW 2007-1
HARBORVIEW 2007-2
HARBORVIEW 2007-3
HARBORVIEW 2007-4
HARBORVIEW 2007-5
HARBORVIEW 2007-6
HARBORVIEW 2007-7
HARBORVIEW 2007-A	Y
HART10B
HASCO 2006-OPT2
HASCO 2005-I1
HASCO 2005-NC1
HASCO 2005-NC2
HASCO 2005-OPT1
HASCO 2006-HE1
HASCO 2006-NC1
HASCO 2006-OPT1
HASCO 2006-OPT3
HASCO 2006-OPT4
HASCO 2006-WMC1
HASCO 2007-HE1
HASCO 2007-HE2
HASCO 2007-NC1
HASCO 2007-WF1
HBMT 2004-1	Y
HBMT 2004-2	Y
HBMT 2005-1	Y
HBMT 2005-2
HBMT 2005-3
HBMT 2005-4
HBMT 2005-5
HBMT 2006-1
HBMT 2006-2
HBMT 2007-1
HESAA00A
HESAA02
HESAA03
HESAA04
HESAA05
HESAA06
HESAA07
HESAA08
HESAA09A
HESAA10-1
HESAA10-2
HESAA10-FFEL
HESAA11-1

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
HESAA12-1
HESAA99A
HMS 1998-1
HMS 1998-2
HOMEFED 1988-1	Y
HOMESTAR 2004-1
HOMESTAR 2004-2
HOMESTAR 2004-3
HOMESTAR 2004-4
HOMESTAR 2004-5
HOMESTAR 2004-6
ICA 1989-2	Y
IMPAC 2004-11
IMPAC 2004-6
IMPAC CMB 2004-9
IMPAC CMB 2005-2
IMPAC CMB 2005-3
IMPAC CMB 2005-6
IRWIN 2002-1
IRWIN 2002-A	Y
IRWIN 2003-1
IRWIN 2003-B
IRWIN 2003-C
IRWIN 2004-A
IRWIN 2005-A
ISAC 2004-3
ISAC 2004-4
ISAC 2005-1
ISAC 2005-2
ISACFRN20101
ISLLC09-1
ISLLC09-2
ISLLC09-3
ISLLC11-1
ISLLC11-A
ISLLC12-1
ISMARC061
ISMARC062
ISMARC063
ISMARC064
ISMARC065
ISMARC06SUB
ISMARC072
ISMARC073
ISMARC074
ISMARC075
ITLA 2002-1 LLC
IXIS 2006-HE3
IXIS 2007-HE1
JP MORGAN 2006-FL1	Y
JP MORGAN 2001-C1	Y
JP MORGAN 2001-CIBC2
JP MORGAN 2001-CIBC3
JP MORGAN 2006-FL2	Y
JP MORGAN 2007-FL1	Y
JPALT 2005-S1
JPALT 2007-A2
JPALT 2007-S1
JPM 2000-C9	Y
JPM 2002-C1
JPM 2002-C2
JPM 2002-C3	Y
JPM 2002-CIBC4
JPM 2002-CIBC5
JPM 2003-A1
JPM 2003-A2
JPM 2004-A1
JPM 2004-A2
JPM 2004-A3
JPM 2004-A4
JPM 2004-A5
JPM 2004-A6
JPM 2004-S2
JPM 2005-A1
JPM 2005-A2
JPM 2005-A3
JPM 2005-A4
JPM 2005-A5
JPM 2005-A6
JPM 2005-A7
JPM 2005-A8
JPM 2005-ALT1
JPM 2005-S1
JPM 2005-S2
JPM CHAS 2004-CIBC10
JPM CHAS 2005-CIBC11
JPM CHAS 2005-CIBC13
JPM CHAS 2006-CIBC16
JPM CHAS 2007-CIBC18
JPM CHAS 2007-CIBC20
JPM CHASE 2003-C1
JPM CHASE 2003-CIBC6
JPM CHASE 2003-PM1
JPM CHASE 2004-C1
JPM CHASE 2004-C2	Y
JPM CHASE 2004-C3
JPM CHASE 2004-CIBC8
JPM CHASE 2004-FL1
JPM CHASE 2004-LN2	Y
JPM CHASE 2005-LDP1

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
JPM CHASE 2005-LDP2
JPM CHASE 2005-LDP3
JPM CHASE 2005-LDP4	Y
JPM CHASE 2006-LDP6
JPM CHASE 2006-LDP9
JPM CHASE 2007-C1
JPM CHASE 2007-LDP10
JPMALT 2005-A2
JPMALT 2006-A1
JPMALT 2006-A2
JPMALT 2006-A3
JPMALT 2006-A4
JPMALT 2006-A6
JPMALT 2006-S1
JPMALT 2006-S2
JPMALT 2006-S3
JPMALT 2006-S4
JPMC 12-CIBX
JPMC 12-LC9
JPMC 12-PHH
JPMC 2011-C5
JPMC 2012-C6
JPMC 2012-C8
JPMMAC 2006-CW2
JPMMAC 2006-WF1
JPMMT 2005-S3
JPMMT 2006-A1
JPMMT 2006-A2
JPMMT 2006-A3
JPMMT 2006-A4
JPMMT 2006-A6
JPMMT 2006-A7
JPMMT 2006-S1
JPMMT 2006-S2
JPMMT 2006-S3
JPMMT 2006-S4
JPMMT 2007-A3
JPMMT 2007-A4
JPMMT 2007-S1
JPMMT 2007-S2
JPMMT 2007-S3
KENTUCKY08A1
KENTUCKY08A2
KENTUCKY08A3
KENTUCKY101
KP1993MM4	Y
KPAC 1993-1	Y
LABS 2002-A	Y
LABS 2004-2
LABS1998-2	Y
LBC 1999-C01
LB-UBS 2004-C2
LB-UBS 2004-C4
LHEL98-1
LMT 2006-5
LMT 2006-6
LMT 2006-7
LMT 2006-9
LMT 2007-1
LMT 2007-10
LMT 2007-4
LMT 2007-5
LMT 2007-9
LMT 2008-2
LMT 2008-3
LMT 2008-4
LMT 2008-6
LUMINENT 06-3
LUMINENT 2005-1
LUMINENT 2006-2
LUMINENT 2006-4
LUMINENT 2006-5
LUMINENT 2006-6
LUMINENT 2006-7
LUMINENT 2007-1
LUMINENT 2007-2
MABS 2002-OPT1	Y
MABS 2003-OPT1
MABS 2003-OPT2
MABS 2004-HE1
MABS 2004-WMC1	Y
MABS 2005-AB1
MABS 2005-HE1
MABS 2005-HE2
MABS 2005-OPT1
MABS 2005-WF1
MABS 2006-AB1
MABS 2006-AM1
MABS 2006-AM2
MABS 2006-AM3
MABS 2006-FRE1
MABS 2006-FRE2
MABS 2006-HE1
MABS 2006-HE2
MABS 2006-HE3
MABS 2006-HE4
MABS 2006-HE5
MABS 2006-NC1
MABS 2006-NC2
MABS 2006-NC3

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
MABS 2006-WMC1
MABS 2006-WMC2
MABS 2006-WMC3
MABS 2006-WMC4
MABS 2007-HE1
MABS 2007-HE2
MABS 2007-WMC1
MADISON AVE 2002-A	Y
MALT 2002-1
MALT 2002-2
MALT 2002-3
MALT 2003-1
MALT 2003-2
MALT 2003-3
MALT 2003-4
MALT 2003-5
MALT 2003-6
MALT 2003-7
MALT 2003-8
MALT 2003-9
MALT 2004-1
MALT 2004-10
MALT 2004-11
MALT 2004-12
MALT 2004-13
MALT 2004-2
MALT 2004-3
MALT 2004-4
MALT 2004-5
MALT 2004-6
MALT 2004-7
MALT 2004-8
MALT 2004-9
MALT 2005-1
MALT 2005-2
MALT 2005-3
MALT 2005-4
MALT 2005-5
MALT 2005-6
MALT 2006-1
MALT 2006-2
MALT 2006-3
MALT 2007-1
MALT 2007-HF1
MANA 2007-A1
MANA 2007-A2
MANA 2007-A3
MANA 2007-AF1 (I)
MANA 2007-AF1 (II)
MANA 2007-F1
MANA 2007-OAR1
MANA 2007-OAR2
MANA 2007-OAR3
MANA 2007-OAR4
MANA 2007-OAR5
MARM 2002-3
MARM 2003-1
MARM 2003-2
MARM 2003-3
MARM 2003-4
MARM 2003-5
MARM 2003-6
MARM 2003-7
MARM 2004-1
MARM 2004-10
MARM 2004-11
MARM 2004-12
MARM 2004-13
MARM 2004-14
MARM 2004-15
MARM 2004-2
MARM 2004-3
MARM 2004-4
MARM 2004-5
MARM 2004-6
MARM 2004-7
MARM 2004-8
MARM 2004-9
MARM 2005-1
MARM 2005-2
MARM 2005-3
MARM 2005-6
MARM 2005-7
MARM 2005-8
MARM 2006-2
MARM 2006-OA1
MARM 2006-OA2
MARM 2007-1
MARM 2007-2
MARM 2007-3
MARM 2007-HF1
MARM 2007-HF2
MASL 2005-1
MASL 2006-1
MASTR 2002-7
MASTR 2002-8
MASTR 2003-1
MASTR 2003-10
MASTR 2003-11
MASTR 2003-12

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
MASTR 2003-2
MASTR 2003-3
MASTR 2003-4
MASTR 2003-5
MASTR 2003-6
MASTR 2003-7
MASTR 2003-8
MASTR 2003-9
MASTR 2004-1
MASTR 2004-10
MASTR 2004-11
MASTR 2004-3
MASTR 2004-4
MASTR 2004-5
MASTR 2004-6
MASTR 2004-8
MASTR 2004-9
MASTR 2004-OPT1	Y
MASTR 2004-OPT2
MASTR 2005-1
MASTR 2005-2
MASTR 2006-1
MASTR 2006-2
MASTR 2006-3
MASTR 2007-1
MASTR 2007-2
MBK 1989-1	Y
MDC 2000-LF1
MEGO96-1	Y
MEGO96-2
MEGO97-1
MEGO97-2
MEGO97-3
MEGO97-4
MEL00TBC3
MEL1998-2	Y
MELLON 2001-TBC1
MELLON 2002-TBC1
MELLON 2002-TBC2
MERCURY 1988-1	Y
MERCURY 1988-2	Y
MERIT 12-1	Y
MERIT 13	Y
MESA 2001-3
MESA 2002-1
MFSMDT96-2	Y
MHESAC05B
MHESAC06A
MHESAC06C
MHESAC2012
ML 2002-A3
ML 2004-MKB1
ML 2005-MCP1
MLC 1998-C02
MLC 1998-CTA
MLC 1999-C01
MLCC 2003-A
MLCC 2003-B
MLCC 2003-C
MLCC 2003-D
MLCC 2003-E
MLCC 2003-F
MLCC 2003-G
MLCC 2003-H
MLCC 2004-1
MLCC 2004-A
MLCC 2004-B
MLCC 2004-C
MLCC 2004-D
MLCC 2004-E
MLCC 2004-F
MLCC 2004-G
MLCC 2004-HB1
MLCC 2005-1
MLCC 2005-2
MLCC 2005-3
MLCC 2005-A
MLCC 2005-B
MLCC 2006-1
MLCC 2006-2
MLCC 2006-3
MLCC 2007-1
MLCC 2007-2
MLCC 2007-3
ML-CFC 2006-3
ML-CFC 2007-5
ML-CFC 2007-9
MLMBS 2007-1
MLMBS 2007-2
MLMBS 2007-3
MLMI 2002-HE1
MLMI 2002-NC1
MLMI 2003-A1
MLMI 2003-A2
MLMI 2003-A3
MLMI 2003-A4
MLMI 2003-A5
MLMI 2003-A6
MLMI 2003-HE1
MLMI 2003-OPT1

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
MLMI 2003-WMC1
MLMI 2003-WMC2
MLMI 2003-WMC3
MLMI 2004-A1
MLMI 2004-A2
MLMI 2004-A3
MLMI 2004-A4
MLMI 2004-FF1
MLMI 2004-FM1
MLMI 2004-HE1
MLMI 2004-HE2
MLMI 2004-OPT1
MLMI 2004-OWNIT1
MLMI 2004-SL1
MLMI 2004-SL2
MLMI 2004-WMC1
MLMI 2004-WMC2
MLMI 2004-WMC3
MLMI 2004-WMC4
MLMI 2004-WMC5
MLMI 2005-A1
MLMI 2005-A10
MLMI 2005-A2
MLMI 2005-A3
MLMI 2005-A4
MLMI 2005-A5
MLMI 2005-A6
MLMI 2005-A7
MLMI 2005-A8
MLMI 2005-A9
MLMI 2005-FM1
MLMI 2005-HE1
MLMI 2005-HE2
MLMI 2005-HE3
MLMI 2005-NC1
MLMI 2005-SD1
MLMI 2005-SL1
MLMI 2005-SL2
MLMI 2005-WMC1
MLMI 2005-WMC2
MLMI 2006-A1
MLMI 2006-A2
MLMI 2006-A3
MLMI 2006-A4
MLMI 2006-AF1
MLMI 2006-AF2 (I)
MLMI 2006-AF2 (II)
MLMI 2006-F1
MLMI 2006-HE1
MLMI 2006-WMC1
MLMT 2005-LC1
MLMT 2007-C1
MLN 1999-1
MLN 1999-2
MLN 2000-1
MNOHE2012
MOHELA06F1
MOHELA06I
MOHELA06J
MORGAN 2006-TOP21
MORTGAGEIT 2004-1
MORTGAGEIT 2004-2
MORTGAGEIT 2005-1
MORTGAGEIT 2005-2
MORTGAGEIT 2005-3
MORTGAGEIT 2005-4
MORTGAGEIT 2005-5
MORTGAGEIT 2005-AR1
MORTGAGEIT 2006-1
MORTGAGEIT 2007-1
MORTGAGEIT 2007-2
MRF 1999-BC3
MRF 2000-BC2
MRMSC9306A	Y
MRMSC9401	Y
MS 2002-WL1
MS 2006-TOP23
MS 2007-TOP25
MS 2007-TOP27
MSAC 2003-SD1
MSAC 2004-OP1
MSAC 2005-HE3
MSAC 2005-HE4
MSAC 2005-HE5
MSAC 2005-WMC2
MSAC 2005-WMC3
MSAC 2005-WMC4
MSAC 2005-WMC5
MSAC 2005-WMC6
MSAC 2006-HE1
MSAC 2006-HE2
MSAC 2006-HE8
MSAC 2006-WMC1
MSAC 2006-WMC2
MSAC 2007-HE4
MSAC 2007-HE5
MSAC 2007-HE6
MSAC 2007-HE7
MSAC 2007-NC2
MSAC 2007-NC3

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
MSAC 2007-NC4
MSBAM 12-C6
MSC 2001-PPM
MSC 2001-TOP1
MSC 2001-TOP3
MSC 2001-TOP5
MSC 2002-HQ
MSC 2002-TOP7
MSC 2003-IQ4
MSC 2003-IQ4/MM
MSC 2003-IQ4/TN
MSC 2003-IQ6
MSC 2003-TOP11
MSC 2003-TOP9
MSC 2004-HQ4
MSC 2004-IQ8
MSC 2004-TOP13
MSC 2004-TOP15
MSC 2005-HQ5
MSC 2005-HQ6
MSC 2005-IQ10
MSC 2005-TOP 17
MSC 2005-TOP 19
MSC 2001-IQ
MSC 2003-HQ2
MSC 2006-HQ10
MSC 2006-IQ12
MSC 2007-HQ11
MSC 2007-HQ13
MSCC 11-C3
MSCC 12-C4
MSCC HELOC 2007-1
MSCI 2007-HQ12
MSCI 2007-IQ15
MSCI 2007-IQ16
MSCI 2008-TOP29
MSDW 2002-NC3
MSDW 2002-OP1
MSDW 2003-HYB1
MSDWCC 2002-1
MSDWCC 2003-1	Y
MSDWCC 2003-2
MSDWCC 2005-1
MSGF1996-1	Y
MSHEL 2007-2
MSIX 2006-1
MSLT 2004-02
MSLT 2005-01
MSM 2004-2AR
MSM 2004-1
MSM 2004-10AR
MSM 2004-11AR
MSM 2004-3
MSM 2004-4
MSM 2004-5AR
MSM 2004-6AR
MSM 2004-7AR
MSM 2004-8AR
MSM 2004-9
MSM 2005-1
MSM 2005-10
MSM 2005-11AR
MSM 2005-2AR
MSM 2005-3AR
MSM 2005-4
MSM 2005-5AR
MSM 2005-6AR
MSM 2005-7
MSM 2005-8SL
MSM 2005-9AR
MSM 2006 - 16AX
MSM 2006-11
MSM 2006-12XS
MSM 2006-13AR
MSM 2006-15XS
MSM 2006-17XS
MSM 2006-1AR
MSM 2006-2
MSM 2006-3AR
MSM 2006-5AR
MSM 2006-6AR
MSM 2006-7
MSM 2006-8AR
MSM 2006-9AR
MSM 2007-10XS
MSM 2007-11AR
MSM 2007-12
MSM 2007-13
MSM 2007-14AR
MSM 2007-15AR
MSM 2007-1XS
MSM 2007-2AX
MSM 2007-3XS
MSM 2007-5AX
MSM 2007-6XS
MSM 2007-7AX
MSM 2007-8XS
MSMC 1996-1
MSMC 1998-WF2
MSMC 1999-FN1

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
MSMC 1999-WF1
MSSTI 2007-1
MSSTR 2003-1
MSSTR 2004-1
MSSTR 2004-2
MSSTR 2005-1
MSSTR 2005-2
NAAC 1998-HE1
NAAC 2004-AP3
NAAC 2005-AP1
NAAC 2005-AP2
NAAC 2005-AP3
NAAC 2005-AR3
NAAC 2005-AR4
NAAC 2005-AR5
NAAC 2005-AR6
NAAC 2005-S2
NAAC 2005-S3
NAAC 2005-S4
NAAC 2005-WF1
NAAC 2006-AF1
NAAC 2006-AF2
NAAC 2006-AP1
NAAC 2006-AR1
NAAC 2006-AR2
NAAC 2006-AR3
NAAC 2006-AR4
NAAC 2006-WF1
NAAC 2007-1
NAAC 2007-2
NAAC 2007-3
NATIONSTAR 2007-FRE1
NATIXIS 2007-HE2
NCMT 2008-1
NELF2004-2
NEWCASTLE 2007-1
NFC 1998-2
NFC 1999-1
NFC 1999-2
NHEL 2005-FM1
NHEL 2005-HE1
NHEL 2006-AF1
NHEL 2006-FM1
NHEL 2006-FM2
NHEL 2006-HE1
NHEL 2006-HE2
NHEL 2006-HE3
NHEL 2006-WF1
NHEL 2007-1
NHEL 2007-2
NHEL 2007-3
NHHEFA11
NHHELC111
NHHELC12-1
NMEAF101
NMEAF102
NSLT043
NSLT044
NSLT051
NSLT052
NSLT053
NSLT054
NSLT061
NSLT062
NSLT063
NSLT071
NSLT072
NSLT081
NSLT082
NSLT083
NSLT084
NSLT091
NSLT092
NSLT101
NSLT102
NSLT20111
NTHEA1993A
NTHEA2002A1
NTHEA2002A2
NTHEA2002A3
NTHEA2002B
NTHEA20032A1
NTHEA20032A2
NTHEA2003A1
NY MORTGAGE 2005-1
NY MORTGAGE 2005-2
NY MORTGAGE 2005-3
NY MORTGAGE 2006-1
OAKWOOD2000C	Y
OAKWOOD2000D	Y
OMAC 2005-1
OMAC 2005-2
OMAC 2005-3
OMAC 2005-4
OMAC 2005-5
OMAC 2006-1
OMAC 2006-2
OOMC 2000-1
OPT ONE 2002-1
OPT ONE 2003-2

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
OPT2000-5
OPTION ONE 2001-4
OPTION ONE 2002-2
OPTION ONE 2002-3
OPTION ONE 2002-4
OPTION ONE 2002-5
OPTION ONE 2002-6
OPTION ONE 2003-1
OPTION ONE 2003-3
OPTION ONE 2003-4
OPTION ONE 2003-5
OPTION ONE 2003-6
OPTION ONE 2004-1
OPTION ONE 2004-2
OPTION ONE 2004-3
OPTION ONE 2005-1
OPTION ONE 2005-2
OPTION ONE 2005-3
OPTION ONE 2005-4
OPTION ONE 2005-5
OPTION ONE 2006-1
OPTION ONE 2006-2
OPTION ONE 2006-3
OPTION ONE 2007-1
OPTION ONE 2007-2
OPTION ONE 2007-3
OPTION ONE 2007-4
OPTION ONE 2007-5
OPTION ONE 2007-6
OPTION ONE 2007-CP1
OPTION ONE 2007-FXD1
OPTION ONE 2007-FXD2
OPTION ONE 2007-HL1
OWNIT 2005-1
OWNIT 2005-2
OWNIT 2005-3
OWNIT 2005-4
OWNIT 2005-5
OWNIT 2006-2
PC 2004-1
PC 2004-2
PC 2005-1
PC 2005-2
PC 2005-3
PC 2005-4
PC 2006-1
PF 2003-1
PF 2004-1
PF 2005-1
PF 2005-2
PHH 2008-CIM1
PHH 2008-CIM2
PHHAM 2007-1
PHHAM 2007-2
PHHAM 2007-3
PHM88001
PHM88003
PHM88005
PHM90001
PHM91006
PHM91007
PHM91012
PHM91018
PHM92010
PHM92018
PHM93063
PHM94025
PHM94027
PHMSC 1992-A	Y
PNC 1999-CM1
PNC 2001-C1	Y
PPHEA2005A-1
PPHEA20111
PPHEA20112
PPSI 2004-MCW1
PPSI 2004-MHQ1
PPSI 2004-WCW1
PPSI 2004-WCW2
PPSI 2004-WHQ1
PPSI 2004-WHQ2
PPSI 2004-WWF1
PPSI 2005-WCH1
PPSI 2005-WCW1
PPSI 2005-WCW2
PPSI 2005-WCW3
PPSI 2005-WHQ1
PPSI 2005-WHQ2
PPSI 2005-WHQ3
PPSI 2005-WHQ4
PPSI 2005-WLL1
PRIME 2003-1	Y
PRIME 2003-2	Y
PRIME 2003-3	Y
PRIME 2004-1	Y
PRIME 2004-2	Y
PRIME 2004-CL1	Y
PRIME 2004-CL2	Y
PRIME 2005-1	Y
PRIME 2005-2
PRIME 2005-3

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
PRIME 2005-4
PRIME 2005-5
PRIME 2006-1
PRIME 2006-CL1
PROVIDENT 1999-3
PROVIDENT 2000-1
PROVIDENT 2000-2
PSB 1997-3
PSB 1997-4
PSSFC 2003-PWR1
RBSGC 2005-A
RBSGC 2007-B
RENAISSANCE 2002-1
RENAISSANCE 2002-2
RENAISSANCE 2002-3
RENAISSANCE 2002-4
RENAISSANCE 2003-1
RENAISSANCE 2003-3
RENAISSANCE 2003-4
RENAISSANCE 2004-1
RENAISSANCE 2004-2
RENAISSANCE 2004-3
RENAISSANCE 2004-4
RENAISSANCE 2005-1
RENAISSANCE 2005-2
RENAISSANCE 2005-3
RENAISSANCE 2005-4
RENAISSANCE 2006-1
RENAISSANCE 2006-2
RENAISSANCE 2006-3
RENAISSANCE 2006-4
RENAISSANCE 2007-1
RENAISSANCE 2007-2
RENAISSANCE 2007-3
RMSC 1991-14	Y
RMSC90-5B	Y
RMSC91-15	Y
RMSC91-16	Y
RMSC91-17	Y
RMSC91-19	Y
RMSC91-8	Y
RMSC92-4	Y
RNF95001	Y
SABR 2004-DO1
SABR 2004-DO2
SABR 2004-OP1
SABR 2004-OP2
SABR 2005-FR1
SABR 2005-FR2
SABR 2005-FR3
SABR 2005-FR4
SABR 2005-FR5
SABR 2005-HE1
SABR 2005-OP1
SABR 2005-OP2
SABR 2006-FR1
SABR 2006-FR2
SABR 2006-FR3
SABR 2006-HE1
SABR 2006-HE2
SABR 2006-NC1
SABR 2006-NC2
SABR 2006-NC3
SABR 2006-OP1
SABR 2006-WM1
SABR 2006-WM2
SACO 1999-3
SACO 2007-1
SAIL 2003-BC1
SAIL 2003-BC10
SAIL 2003-BC11
SAIL 2003-BC12
SAIL 2003-BC13
SAIL 2003-BC2
SAIL 2003-BC3
SAIL 2003-BC4
SAIL 2003-BC5
SAIL 2003-BC6
SAIL 2003-BC7
SAIL 2003-BC8
SAIL 2003-BC9
SAIL 2004-10
SAIL 2004-11
SAIL 2004-2
SAIL 2004-3
SAIL 2004-4
SAIL 2004-5
SAIL 2004-6
SAIL 2004-7
SAIL 2004-8
SAIL 2004-9
SAIL 2004-BNC1
SAIL 2004-BNC2
SAIL 2005-1
SAIL 2005-10
SAIL 2005-11
SAIL 2005-2
SAIL 2005-3
SAIL 2005-4
SAIL 2005-5

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
SAIL 2005-6
SAIL 2005-7
SAIL 2005-8
SAIL 2005-9
SAIL 2006-1
SAIL 2006-2
SAIL 2006-3
SAIL 2006-4
SAIL 2006-BNC1
SAIL 2006-BNC2
SAIL 2006-BNC3
SAL1997LB4
SAL1997LB6
SAL97LB5
SALOMON 00-C3	Y
SALOMON 2001-C1
SALOMON 2001-C2
SALOMON 2002-KEY2
SAM 1999-1	Y
SAM 1999-2
SAMI 2001-04
SAMI 2002-AR2	Y
SAMI 2002-AR3	Y
SAMI 2002-AR4	Y
SAMI 2002-AR5	Y
SAMI 2003-AR1
SAMI 2003-AR2
SAMI 2003-AR3
SAMI 2003-AR4
SAMI 2003-CL1	Y
SAMI 2004-AR2
SAMI II 2004-AR1
SAMI II 2004-AR3
SAMI II 2004-AR4
SAMI II 2004-AR5
SAMI II 2004-AR-6
SAMI II 2004-AR7
SAMI II 2004-AR8
SAMI II 2005-AR1
SAMI II 2005-AR2
SAMI II 2005-AR3
SAMI II 2005-AR4
SAMI II 2005-AR5
SAMI II 2005-AR6
SAMI II 2005-AR7
SAMI II 2005-AR8
SAMI II 2006-AR1
SAMI II 2006-AR2
SAMI II 2006-AR3
SAMI II 2006-AR4
SAMI II 2006-AR5
SAMI II 2006-AR6
SAMI II 2006-AR7
SAMI II 2006-AR8
SAMI II 2007-AR1
SAMI II 2007-AR2
SAMI II 2007-AR3
SAMI II 2007-AR4
SAMI II 2007-AR5
SAMI II 2007-AR6
SAMI II 2007-AR7
SARM 2004-1
SARM 2004-10
SARM 2004-12
SARM 2004-14
SARM 2004-16
SARM 2004-18
SARM 2004-20
SARM 2004-4
SARM 2004-5
SARM 2004-7
SARM 2004-9 XS
SARM 2005-1
SARM 2005-11
SARM 2005-12
SARM 2005-14
SARM 2005-15
SARM 2005-17
SARM 2005-18
SARM 2005-20
SARM 2005-21
SARM 2005-22
SARM 2005-23
SARM 2005-4
SARM 2005-7
SARM 2006-1
SARM 2006-2
SARM 2006-3
SARM 2006-4
SARM 2006-5
SARM 2006-6
SARM 2006-7
SARM 2006-8
SARM 2006-9
SARM 2007-1
SARM 2007-11
SARM 2007-2
SARM 2007-3
SARM 2007-4
SARM 2007-6

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
SARM 2007-9
SARM 2008-1
SAS93005
SAS93006
SAS94006
SASC 1995-2
SASC 1996-4
SASC 1997-2
SASC 1998-11	Y
SASC 1998-2
SASC 1998-3
SASC 1998-6
SASC 1998-8
SASC 1999-SP1
SASCO 2001-1	Y
SASCO 2001-11
SASCO 2001-2	Y
SASCO 2001-21A
SASCO 2001-6
SASCO 2001-9	Y
SASCO 2002 HF-2
SASCO 2002-1A
SASCO 2002-23XS	Y
SASCO 2002-3	Y
SASCO 2002-5A
SASCO 2002-8A	Y
SASCO 2002-9	Y
SASCO 2002-AL1
SASCO 2002-BC1
SASCO 2002-HF1
SASCO 2003-15A
SASCO 2003-17A
SASCO 2003-22A
SASCO 2003-26A
SASCO 2003-34A
SASCO 2003-6A
SASCO 2003-S2
SASCO 2004-S2
SASCO 2004-S3
SASCO 2005-NC2
SASCO 2005-S6
SASCO 2005-WF1
SASCO 2005-WF2
SASCO 2005-WF3
SASCO 2005-WF4
SASCO 2006-AM1
SASCO 2006-BC1
SASCO 2006-BC2
SASCO 2006-BC3
SASCO 2006-BC4
SASCO 2006-BC5
SASCO 2006-BC6
SASCO 2006-OPT1
SASCO 2006-WF1
SASCO 2006-WF2
SASCO 2006-WF3
SASCO 2007-BC1
SASCO 2007-BC3
SASCO 2007-EQ1
SASCO 2007-OSI
SASCO 2007-WF1
SASCO 2007-WF2
SASCO TIAA 2007-C4
SASI 1993-7
SASI93-6
SASI940W4	Y
SBMS 2002-CIT1
SBMS 2003-1
SBMS 2003-HYB1
SBMS 2003-NBC1
SBMS 2003-UP2
SBMSVII 1993-6A
SBMSVII 1998-AQ1
SBMSVII 2000-C1
SBMSVII 2000-C2
SCSLC2004
SCSLC2005
SCSLC2006
SCSLC2006A
SCSLC2008-1
SDART101
SDART102
SDART112
SDART121
SDART124
SEMT 2011-1
SEMT 2011-2
SEMT 2012-1
SEMT 2012-2
SEMT 2012-3
SEMT 2012-4
SEMT 2012-5
SEMT 2012-6
SEQUOIA 10
SEQUOIA 10H1
SEQUOIA 11
SEQUOIA 2003-1
SEQUOIA 2003-2
SEQUOIA 2003-3
SEQUOIA 2003-4

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
SEQUOIA 2003-5
SEQUOIA 2003-8
SEQUOIA 2004-1
SEQUOIA 2004-10
SEQUOIA 2004-11
SEQUOIA 2004-12
SEQUOIA 2004-3
SEQUOIA 2004-4
SEQUOIA 2004-5
SEQUOIA 2004-6
SEQUOIA 2004-7
SEQUOIA 2004-8
SEQUOIA 2004-9
SEQUOIA 2005-1
SEQUOIA 2005-2
SEQUOIA 2005-3
SEQUOIA 2005-4
SEQUOIA 2006-1
SEQUOIA 2007-1
SEQUOIA 2007-2
SEQUOIA 2007-3
SEQUOIA 2007-4
SEQUOIA 9
SEQUOIA HE 2004-1
SGMS 2005-OPT1
SGMS 2006-FRE1
SGMS 2006-FRE2
SGMS 2006-OPT2
SMSC 1992-1	Y
SMSC 1992-2	Y
SMSC 1992-3	Y
SMSC 1992-4	Y
SMSC 1992-6	Y
SMSC 1994-2	Y
SMT 2000-4
SMT91-01	Y
SMT91-05	Y
SMT91-08	Y
SMT92-02	Y
SMT92-03	Y
SMT92-05	Y
SMT92-06	Y
SMT92-08	Y
SMT92-09	Y
SMT92-11	Y
SMT92-12	Y
SMT93-02	Y
SMT93-03	Y
SMT93-04	Y
SMT93-05	Y
SMT93-06	Y
SPSAC 1997-2
SPSAC 1998-1
SPSAC 1998-2
SQALT 2006-1
STACS 2007-01
STALT 2006-1F
STARM 2007-1
STARM 2007-2
STARM 2007-3
STARM 2007-4
STARM 2007-S1
SV 2001-01	Y
SV 2006-02
SV 2006-03
SV 2006-EQ2
SV 2007-1
SV 2007-OPT1
SV 2007-OPT2
SV 2007-OPT3
SV 2007-OPT4
SV 2007-OPT5
TABERNA REALTY	Y
TBW 06-2
TBW 2006-1
TBW 2006-3
TBW 2006-4
TBW 2006-5
TBW 2006-6
TBW 2007-1
TBW 2007-2
TERWIN 2003-4HE	Y
TERWIN 2003-5SL	Y
TERWIN 2003-8HE
THORNBURG 2002-3	Y
THORNBURG 2002-4	Y
THORNBURG 2003-1	Y
THORNBURG 2003-2	Y
THORNBURG 2003-3	Y
THORNBURG 2003-4	Y
THORNBURG 2003-5	Y
THORNBURG 2003-6	Y
THORNBURG 2004-1	Y
THORNBURG 2004-2	Y
THORNBURG 2004-3	Y
THORNBURG 2004-4	Y
THORNBURG 2005-1	Y
THORNBURG 2005-2
THORNBURG 2005-3
THORNBURG 2005-4

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
THORNBURG 2006-1
THORNBURG 2006-2
THORNBURG 2006-3
THORNBURG 2006-4
THORNBURG 2006-5
THORNBURG 2006-6
THORNBURG 2007-1
THORNBURG 2007-2
THORNBURG 2007-3
THORNBURG 2007-4
THORNBURG 2007-5
THORNBURG 2008-1
TMS 1988-1	Y
TMS 1988-2	Y
TMS 1988-3	Y
TMS 1988-4	Y
TMS 1988-5	Y
TMTS 2005-18ALT
UTAH SBR11A
UTAHSBR10EE
UTAHSBR111
UTAHSBR20121
WACHOVIA 2006-C23
WACHOVIA 2006-C25
WACHOVIA 2006-C26
WACHOVIA 2006-C27
WACHOVIA 2006-C28
WACHOVIA 2006-C29
WACHOVIA 2007-30
WACHOVIA 2007-C31
WACHOVIA 2007-C32
WACHOVIA 2007-C33
WACHOVIA 2007-C34
WACM 2002-C1
WACM 2002-C2
WACM 2003-C3
WACM 2003-C5
WACM 2003-C6
WACM 2003-C8
WACM 2004-C10
WACM 2004-C11
WACM 2004-C15
WACM 2005-C16
WACM 2005-C17
WACM 2005-C19
WACM 2005-C21
WACM 2005-C22
WFALT 02-01
WFALT 2003-1
WFALT 2005-1
WFALT 2005-2
WFALT 2007-PA1
WFALT 2007-PA2
WFALT 2007-PA3
WFALT 2007-PA4
WFALT 2007-PA5
WFALT 2007-PA6
WFCM 12-LC5
WFHET 2004-1
WFHET 2004-2
WFHET 2005-1
WFHET 2005-2
WFHET 2005-3
WFHET 2005-4
WFHET 2006-1
WFHET 2006-2
WFHET 2006-3
WFHET 2007-1
WFHET 2007-2
WFMBS 02-01
WFMBS 02-10
WFMBS 02-14
WFMBS 02-18
WFMBS 02-20
WFMBS 02-22
WFMBS 05-1
WFMBS 05-10
WFMBS 05-11
WFMBS 05-12
WFMBS 05-13
WFMBS 05-14
WFMBS 05-15
WFMBS 05-16
WFMBS 05-17
WFMBS 05-18
WFMBS 05-2
WFMBS 05-3
WFMBS 05-4
WFMBS 05-5
WFMBS 05-6
WFMBS 05-7
WFMBS 05-8
WFMBS 05-9
WFMBS 05-AR1	Y
WFMBS 05-AR10
WFMBS 05-AR11	Y
WFMBS 05-AR12	Y
WFMBS 05-AR13	Y
WFMBS 05-AR14	Y
WFMBS 05-AR15	Y

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
WFMBS 05-AR16	Y
WFMBS 05-AR2
WFMBS 05-AR3
WFMBS 05-AR4
WFMBS 05-AR5
WFMBS 05-AR6
WFMBS 05-AR7
WFMBS 05-AR8
WFMBS 05-AR9
WFMBS 06-AR1	Y
WFMBS 06-AR2
WFMBS 06-AR3
WFMBS 06-AR4
WFMBS 06-AR5
WFMBS 06-AR6
WFMBS 06-AR7
WFMBS 06-AR8
WFMBS 2003-10
WFMBS 2003-11
WFMBS 2003-12
WFMBS 2003-13
WFMBS 2003-14
WFMBS 2003-15
WFMBS 2003-16
WFMBS 2003-17
WFMBS 2003-18
WFMBS 2003-19
WFMBS 2003-2
WFMBS 2003-3
WFMBS 2003-4
WFMBS 2003-5
WFMBS 2003-6
WFMBS 2003-7
WFMBS 2003-8
WFMBS 2003-9
WFMBS 2003-A
WFMBS 2003-B
WFMBS 2003-C
WFMBS 2003-D
WFMBS 2003-E
WFMBS 2003-F
WFMBS 2003-G
WFMBS 2003-H
WFMBS 2003-I
WFMBS 2003-J
WFMBS 2003-K
WFMBS 2003-L
WFMBS 2003-M
WFMBS 2003-N
WFMBS 2003-O
WFMBS 2004-1
WFMBS 2004-2
WFMBS 2004-3
WFMBS 2004-4
WFMBS 2004-5
WFMBS 2004-6
WFMBS 2004-7
WFMBS 2004-8
WFMBS 2004-A
WFMBS 2004-AA
WFMBS 2004-B
WFMBS 2004-BB
WFMBS 2004-C
WFMBS 2004-CC
WFMBS 2004-D
WFMBS 2004-DD
WFMBS 2004-E
WFMBS 2004-EE
WFMBS 2004-F
WFMBS 2004-G
WFMBS 2004-H
WFMBS 2004-I
WFMBS 2004-J
WFMBS 2004-K
WFMBS 2004-L
WFMBS 2004-M
WFMBS 2004-N
WFMBS 2004-O
WFMBS 2004-P
WFMBS 2004-Q
WFMBS 2004-R
WFMBS 2004-S
WFMBS 2004-T
WFMBS 2004-U
WFMBS 2004-V
WFMBS 2004-W
WFMBS 2004-X
WFMBS 2004-Y
WFMBS 2004-Z
WFMBS 2006-1
WFMBS 2006-10
WFMBS 2006-11
WFMBS 2006-12
WFMBS 2006-13
WFMBS 2006-14
WFMBS 2006-15
WFMBS 2006-16
WFMBS 2006-17
WFMBS 2006-18
WFMBS 2006-19

Exhibit 33.10
Platform Transactions	Previously Omitted Transaction?
WFMBS 2006-2
WFMBS 2006-20
WFMBS 2006-3
WFMBS 2006-4
WFMBS 2006-5
WFMBS 2006-6
WFMBS 2006-7
WFMBS 2006-8
WFMBS 2006-9
WFMBS 2006-AR1
WFMBS 2006-AR11
WFMBS 2006-AR12
WFMBS 2006-AR13
WFMBS 2006-AR14
WFMBS 2006-AR15
WFMBS 2006-AR16
WFMBS 2006-AR17
WFMBS 2006-AR18
WFMBS 2006-AR19
WFMBS 2007-1
WFMBS 2007-10
WFMBS 2007-11
WFMBS 2007-12
WFMBS 2007-13
WFMBS 2007-14
WFMBS 2007-15
WFMBS 2007-16
WFMBS 2007-17
WFMBS 2007-2
WFMBS 2007-3
WFMBS 2007-4
WFMBS 2007-5
WFMBS 2007-6
WFMBS 2007-7
WFMBS 2007-8
WFMBS 2007-9
WFMBS 2007-AR10
WFMBS 2007-AR3
WFMBS 2007-AR4
WFMBS 2007-AR5
WFMBS 2007-AR6
WFMBS 2007-AR7
WFMBS 2007-AR8
WFMBS 2007-AR9
WFMBS 2008-1
WFMBS 2008-AR1
WFMBS 2008-AR2
WFRBS 11-C5
WFRBS 12-C10
WFRBS 12-C6
WFRBS 12-C7
WFRBS 12-C8
WFRBS 12-C9
WMC 1989-1	Y
WMC 1989-1R	Y
WMLT 2005-B
WRLLC2000A1
WRLLC2001A2
WRLLC2002A3
WRLLC2002A4
WRLLC2003A1
WRLLC2004A1
WRLLC2004A2
WSLC2010
ZUNI 2006-OA1

Appendix B to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

The Company has amended its assessment of compliance dated February 28, 2013 to include certain previously omitted transactions in its Platform.

The Assessment herein has been corrected to reflect the inclusion of certain previously omitted transactions in the Platform.  Based on the definition of the Platform, such previously omitted transactions and securities have been identified by management as part of the Platform.  The assessment herein includes the listing of the transactions and securities in Appendix A which were subject to the Company’s assessment that it complied in all material respects with the Applicable Servicing Criteria, except as described on Schedule A and B.  The previously omitted transactions have been identified in Appendix A.